Exhibit 99.1

Black Ridge Oil & Gas Reports First Quarter 2013 Results

Adjusted EBITDA up $1.0 Million Year-Over-Year Driven by Production Growth, Revenue Growth

and a Decline in General and Administrative Expenses

MINNETONKA, MN – May 14, 2013 – Black Ridge Oil & Gas, Inc. (“the Company”) (OTCQB: ANFC), a well-positioned exploration and production (E&P) company focused on non-operated Bakken and Three Forks properties, today announced financial and operating results for the three months ended March 31, 2013.

First Quarter 2013 Financial Highlights

•	Adjusted EBITDA increased to $982 thousand, compared to a loss of $(30) thousand in the first quarter of 2012
•	Total revenues increased 187% from the first quarter of 2012 to $1.91 million and 13% compared to the fourth quarter of 2012
•	Realized oil price was $90.70 per barrel in the first quarter of 2013 compared to $85.43 and $85.15 in the first quarter of 2012 and the fourth quarter of 2012, respectively
•	General and administrative expenses decreased 15% compared to the first quarter of 2012, representing a 69% decrease on a per Boe basis
•	Net income reached $314 thousand compared to a net loss of $(761) thousand in the first quarter of 2012

First Quarter 2013 Operational Achievements

•	Participated in the completion of 7 gross (0.29 net) wells, with a 100% success rate in the Bakken and Three Forks plays, resulting in a total of 73 gross (2.59 net) producing wells as of March 31, 2013
•	Production of 21.8 thousand barrels of oil equivalents (MBoe), or 242 Boe per day, represents 171% production growth compared to the first quarter of 2012; daily first quarter 2013 production increased by 9% as compared to the fourth quarter of 2012
•	Acquired leasehold interest in approximately 800 net mineral acres for $416,283, an average of $520/acre

First Quarter 2013 Financial Results

Black Ridge Oil & Gas reported first quarter of 2013 net income attributable to common stockholders of $314 thousand, or $0.01 per basic and diluted common share, compared to a net loss of $(761) thousand, or a loss of $(0.02) per basic and diluted common share, for the first quarter of 2012.

Revenues for the first quarter of 2013 were $1.91 million compared to $0.67 million for the first quarter of 2012, an increase of 187%. Production in the first quarter of 2013 totaled 21.8 MBoe, of which 94% was crude oil, representing a 171% increase over the first quarter of 2012.

For the first quarter of 2013, the Company’s realized oil price was $90.7 per barrel of oil. The Company’s realized price was 3% per barrel below WTI as compared to a differential of 16% per barrel in the first quarter of 2012.

Black Ridge ended the first quarter with $0.1 million of working capital and $10.8 million of remaining availability on its revolving credit facility.

The Company realized a decrease in LOE expenses of 31% per Boe and reduced its general and administrative expenses by 69% per Boe, compared to the first quarter of 2012, contributing to a $1.0 million increase in Adjusted EBITDA year over year. Ken DeCubellis, Black Ridge's Chief Executive Officer, said: “Our recent track record of growing EBITDA is directly related to our team’s ability to target wells that generate the highest internal rates of returns. The Company’s growth in production and revenue, while controlling general and administrative expenses, demonstrates management’s ability to couple continued growth and cost control, which is essential in our non-operator business model.”

First Quarter 2013 Operational Results

During the first quarter of 2013, Black Ridge Oil & Gas expanded its core acreage position by 800 net mineral acres. As of March 31, 2013, the Company controlled approximately 12,971 net mineral acres prospective for the Bakken and Three Forks formations.

Additionally, Black Ridge Oil & Gas participated in the completion of 7 gross (0.29 net) wells during the first quarter of 2013 with a 100% success rate, increasing our producing wells to 73 gross (2.59 net) wells. As of March 31, 2013, the Company owned working interests in 90 gross (3.17 net) wells that are preparing to drill, drilling, awaiting completion, complete or producing.

DeCubellis said: “This is an exciting time at Black Ridge. We continue to be focused on our strategy of actively aggregating high quality, non-operated leases and converting the opportunities into high return, near-term development and production.”

Well Update

Producing Wells: The following table sets forth Bakken and Three Forks wells in which Black Ridge holds a participating interest that were completed or acquired during the quarter ending March 31, 2013.

Well	Operator	Location	WI(1)
Stateline 14-3427H	EOG	Roosevelt, MT	0.083
SCHA 33-34 #2TFH	Brigham	Mountrail, ND	0.063
Vanville 20-1201H	EOG	Burke, ND	0.042
Vanville 19-1213H	EOG	Burke, ND	0.042
Martinez 36-25 #1TFH	Zavanna	McKenzie, ND	0.031
Louisville 2-9H	Continental	McKenzie, ND	0.021
Jackman 156-100-11-2-1H	Liberty	Williams, ND	0.015

(1)	The working interests are based on Black Ridge’s internal records and may be subject to change by operators' third-party legal counsel in preparing final division order title opinions for each well.

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“Drilling” Wells: The following table sets forth Bakken and Three Forks wells in which Black Ridge holds a participating interest that are either preparing to drill, drilling, awaiting completion or completing as of March 31, 2013.

Well	Operator	Location	WI(1)
SCHA 33-34 #3H	Brigham	Mountrail, ND	0.063
SCHA 33-34 #4TFH	Brigham	Mountrail, ND	0.063
Colfax 3-19H	Continental	Williams, ND	0.055
Colfax 2-19H	Continental	Williams, ND	0.055
Mathewson 2-30H	Continental	Williams, ND	0.055
Mathewson 3-30H	Continental	Williams, ND	0.055
Raymond 1-21AH	Continental	Williams, ND	0.043
Hanson 33-28H	Zenergy	Williams, ND	0.036
Thorp Federal 11X-28B	XTO	Dunn, ND	0.034
Thorp Federal 11X-28F	XTO	Dunn, ND	0.034
Sequoia 6093 42-34H	Oasis	Burke, ND	0.031
Moody 159-94-15A-22-1H	Petro-Hunt	Burke, ND	0.018
Vera 1-1H	Continental	Williams, ND	0.016
Dietz 34-7PH	Whiting	Stark, ND	0.006
Dietz 14-7PH	Whiting	Stark, ND	0.006
Tena 1-13H	Continental	Williams, ND	0.005
Helstad 157-99-2A-11-1H	Petro-Hunt	Williams, ND	0.002

(1)	The working interests are based on Black Ridge’s internal records and may be subject to change by operators' third-party legal counsel in preparing final division order title opinions for each well.

Adjusted Net Income (Loss) and Adjusted EBITDA

In addition to reporting net income (loss) as defined under GAAP, we also present Adjusted Net Income (Loss) and Adjusted EBITDA. We define Adjusted Net Income (Loss) as net income excluding settlement income, net of settlement expenses, and tax. We define Adjusted EBITDA as net income before (i) interest expense, (ii) income taxes, (iii) depreciation, depletion and amortization, (iv) accretion of abandonment liability, and (v) non-cash expenses relating to share based payments recognized under ASC Topic 718. We believe the use of non-GAAP financial measures provides useful information to investors regarding our current financial performance; however, Adjusted Net Income (Loss) and Adjusted EBITDA do not represent, and should not be considered alternatives to GAAP measurements. We believe these measures are useful in evaluating our fundamental core operating performance. Specifically, we believe the non-GAAP Adjusted Net Income (Loss) and Adjusted EBITDA results provide useful information to both management and investors by excluding certain income and expenses that our management believes are not indicative of our core operating results. Although we use Adjusted Net Income (Loss) and Adjusted EBITDA to manage our business, including the preparation of our annual operating budget and financial projections, we believe that non-GAAP financial measures have limitations and do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. A reconciliation of Adjusted Net Income (Loss) and Adjusted EBITDA to Net Income, GAAP, are included below:

	Three Months Ended
	March 31,
	2013	2012
Net income (loss)	$313,813	$(760,857)

Add back:
Interest expense, net, excluding amortization of warrant based financing costs	222,772	83,942
Income tax provision	(433,788)	(154,184)
Depreciation, depletion, and amortization	705,536	293,753
Accretion of abandonment liability	1,152	797
Share based compensation	172,453	506,742

Adjusted EBITDA	$981,938	$(29,807)

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Financial and Statistical Data Tables

Following are financial highlights for the comparative three month period ended March 31, 2013 and 2012. The following information is based on GAAP reported earnings, with additional required disclosures included in the Company's Form 10-Q:

BLACK RIDGE OIL & GAS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2013	2012
ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$1,350,313	$1,417,340
Accounts receivable	1,132,160	856,233
Settlement receivable	2,500,000	2,500,000
Prepaid expenses	77,011	1,397,450
Total current assets	5,059,484	6,171,023

Property and equipment:
Oil and natural gas properties, full cost method of accounting
Proved properties	39,834,838	35,248,983
Unproved properties	8,040,576	9,055,513
Other property and equipment	85,917	85,917
Total property and equipment	47,961,331	44,390,413
Less, accumulated depreciation, amortization, depletion and allowance for impairment	(6,498,720)	(5,793,184)
Total property and equipment, net	41,462,611	38,597,229

Debt issuance costs	594,629	657,702

Total assets	$47,116,724	$45,425,954

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$4,568,317	$2,953,526
Settlement payable	160,000	160,000
Settlement accounts payable, related party	116,234	116,234
Accrued expenses	102,113	61,666
Total current liabilities	4,946,664	3,291,426

Asset retirement obligations	50,199	67,145
Revolving credit facility	5,748,844	5,748,844
Deferred tax liability	4,298,908	4,732,696

Total liabilities	15,044,615	13,840,111

Commitments and contingencies	–	–

Stockholders' equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $0.001 par value, 500,000,000 shares authorized, 47,979,990 shares issued and outstanding	47,980	47,980
Additional paid-in capital	30,019,665	29,847,212
Retained earnings	2,004,464	1,690,651
Total stockholders' equity	32,072,109	31,585,843

Total liabilities and stockholders' equity	$47,116,724	$45,425,954

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BLACK RIDGE OIL & GAS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months
	Ended March 31,
	2013	2012

Oil and gas sales	$1,911,299	$666,206

Operating expenses:
Production expenses	268,806	144,151
Production taxes	219,342	75,432
General and administrative	603,578	713,891
Depletion of oil and gas properties	699,725	286,903
Accretion of discount on asset retirement obligations	1,152	797
Depreciation and amortization	5,811	6,850
Total operating expenses	1,798,414	1,228,024

Net operating income (loss)	112,885	(561,818)

Other income (expense):
Interest income	120	42
Interest (expense)	(232,980)	(353,265)
Total other income (expense)	(232,860)	(353,223)

Loss before provision for income taxes	(119,975)	(915,041)

Provision for income taxes	433,788	154,184

Net income (loss)	$313,813	$(760,857)

Weighted average common shares outstanding - basic	47,979,990	47,402,965
Weighted average common shares outstanding - fully diluted	48,493,840	47,402,965

Net income (loss) per common share - basic	$0.01	$(0.02)
Net income (loss) per common share - fully diluted	$0.01	$(0.02)

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BLACK RIDGE OIL & GAS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months
	Ended March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$313,813	$(760,857)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depletion of oil and gas properties	699,725	286,903
Depreciation and amortization	5,811	6,850
Amortization of debt issuance costs	63,073	45,984
Accretion of discount on asset retirement obligations	1,152	797
Common stock warrants	10,088	228,888
Common stock warrants, related parties	–	40,393
Common stock options, related parties	162,365	237,461
Deferred income taxes	(433,788)	(154,184)
Decrease (increase) in current assets:
Accounts receivable	(275,927)	249,336
Prepaid expenses	7,141	(478)
Contingent consideration receivable	–	207,033
Increase (decrease) in current liabilities:
Accounts payable	952	122,902
Accounts payable, related parties	–	6,212
Accrued expenses	40,447	38,089
Royalties payable, related party	–	(10,352)
Net cash provided by operating activities	594,852	544,977

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of oil and gas properties	199,800	–
Purchases of oil and gas properties and development capital expenditures	(861,679)	(2,436,964)
Purchases of other property and equipment	–	(3,660)
Net cash used in investing activities	(661,879)	(2,440,624)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances from revolving credit facilities	–	2,000,000
Debt issuance costs paid	–	(46,919)
Net cash provided by financing activities	–	1,953,081

NET CHANGE IN CASH	(67,027)	57,434
CASH AT BEGINNING OF PERIOD	1,417,340	1,401,141
CASH AT END OF PERIOD	$1,350,313	$1,458,575

SUPPLEMENTAL INFORMATION:
Interest paid	$104,280	$–
Income taxes paid	$–	$–

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Net change in accounts payable for purchase of oil and gas properties	$1,613,839	$4,176,755
Prepaid expenses applied to purchase of oil and gas properties	$1,313,298	$–
Deposits on purchase of oil and gas properties owed in common stock	$–	$438,539
Capitalized asset retirement costs, net of revision in estimate	$(18,098)	$24,746

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Cautionary Statement as to Forward-Looking Statements

Certain statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties not known or disclosed herein that could cause actual results to differ materially from those expressed herein. These statements may include projections and other "forward-looking statements" within the meaning of the federal securities laws. Any such projections or statements reflect Black Ridge Oil & Gas current views about future events and financial performance. No assurances can be given that such events or performance will occur as projected and actual results may differ materially from those projected. Important factors that could cause the actual results to differ materially from those projected include, without limitation, general economic or industry conditions nationally and/or in the communities in which our Company conducts business, volatility in commodity prices for crude oil and natural gas, environmental risks, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital or have access to debt financing, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, increases in operator costs, other economic, competitive, governmental, regulatory and technical factors affecting our Company's operations, products, services and prices and other risks inherent in the Company's businesses that are detailed in the Company's Securities and Exchange Commission ("SEC") filings. Readers are encouraged to review these risks in the Company's SEC filings.

About the Company

Black Ridge Oil & Gas is an oil and gas exploration and production company based in Minnetonka, Minnesota. Black Ridge's focus is exclusive to the Williston Basin Bakken and Three Forks trend in North Dakota and Montana. Black Ridge Oil & Gas controls approximately 12,971 net acres prospective for Bakken and/or Three Forks development. For additional information, visit the Company's website at www.blackridgeoil.com.

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Contact

Black Ridge Oil & Gas, Inc.

Ken DeCubellis, Chief Executive Officer

952-426-1241

www.blackridgeoil.com

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